Exhibit 99.2

BANKFINANCIAL CORPORATION

SECOND QUARTER 2006

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

PERFORMANCE MEASUREMENTS:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Return on assets (ratio of net income to average total assets)	0.69%	0.78%	0.74%	0.92%	0.68%
Return on equity (ratio of net income to average equity)	3.43	3.82	3.58	4.56	9.12
Net interest rate spread	2.83	2.88	2.94	3.09	2.99
Net interest margin	3.61	3.60	3.63	3.67	3.20
Efficiency ratio	73.68	70.29	71.54	69.41	72.87
Noninterest expense to average total assets	2.95	2.87	2.93	2.83	2.55
Average interest-earning assets to average interest-bearing liabilities	132.60	132.66	134.70	132.39	111.42
Offices	18	16	16	16	16
Employees (full time equivalents)	468	443	451	449	429

SUMMARY INCOME STATEMENT:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Total interest income	$23,683	$22,292	$21,191	$20,785	$20,143
Total interest expense	9,363	8,480	7,554	6,837	7,577

Net interest income before provision	14,320	13,812	13,637	13,948	12,566
Provision (credit) for loan losses	156	196	524	334	(264)

Net interest income	14,164	13,616	13,113	13,614	12,830
Noninterest income	2,587	2,731	2,453	2,464	1,947
Noninterest expense	12,457	11,628	11,510	11,391	10,576

Income before income tax	4,294	4,719	4,056	4,687	4,201
Income tax expense	1,390	1,579	1,137	990	1,380

Net income	$2,904	$3,140	$2,919	$3,697	$2,821

Earnings per common share	$0.13	$0.14	$0.13	$0.16	N.M.

N.M. = not meaningful

NONINTEREST INCOME AND EXPENSE:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Noninterest Income:
Deposit service charges and fees	$1,117	$917	$986	$1,090	$952
Other fee income	482	461	490	463	449
Insurance commissions and annuities income	352	228	242	265	229
Gain on sales of loans	53	37	27	50	46
Gain on sales of investment securities	55	—	—	—	—
Gain on disposition of premises and equipment	1	393	—	—	—
Loan servicing fee income	237	244	249	257	262
Amortization and impairment of servicing assets	(146)	(61)	18	(73)	(328)
REO operations	(26)	(5)	—	(1)	(3)
Other	462	517	441	413	340

Total noninterest income	$2,587	$2,731	$2,453	$2,464	$1,947

Noninterest Expense:
Compensation	$7,875	$7,668	$7,398	$7,335	$6,557
Office occupancy	1,340	1,316	1,377	1,275	1,191
Advertising	389	165	216	177	238
Data processing	825	788	814	777	710
Supplies, telephone and postage	450	507	468	490	450
Amortization of intangibles	495	393	405	410	409
Other general & administrative	1,083	791	832	927	1,021

Total noninterest expenses	$12,457	$11,628	$11,510	$11,391	$10,576

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SUMMARY BALANCE SHEET:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
ASSETS:
Cash	$31,475	$31,059	$34,437	$28,016	$26,035
Interest-bearing deposits and short-term investments	1,566	11,129	3,589	54,373	87,720
Securities available for sale, net	251,927	245,641	248,238	258,981	476,702
Loans held for sale	1,882	86	375	523	1,042
Loans receivable, net	1,280,365	1,261,820	1,231,891	1,135,709	1,100,119
Federal Home Loan Bank stock	18,911	25,434	25,434	25,197	24,889
Premises and equipment	35,206	32,182	32,819	32,810	33,008
Intangible assets	33,387	18,720	19,113	19,518	19,928
Other assets	16,911	17,050	18,540	17,953	17,280

Total assets	$1,671,630	$1,643,121	$1,614,436	$1,573,080	$1,786,723

LIABILITIES AND EQUITY:
Deposits	$1,137,664	$1,053,411	$1,067,874	$1,044,242	$1,230,945
Borrowings	175,349	236,251	191,388	181,252	213,775
Other liabilities	23,901	20,331	26,397	22,260	19,823

Total liabilities	1,336,914	1,309,993	1,285,659	1,247,754	1,464,543
Stockholders’ equity	334,716	333,128	328,777	325,326	322,180

Total liabilities and equity	$1,671,630	$1,643,121	$1,614,436	$1,573,080	$1,786,723

CAPITAL RATIOS:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
BankFinancial Corporation:
Equity to total assets (end of period)	20.02%	20.27%	20.36%	20.68%	18.03%
Tangible equity to total assets (end of period)	18.39	19.36	19.41	19.68	17.11

BankFinancial FSB:
Risk-based total capital ratio	19.70	18.56	19.01	19.91	19.75
Risk-based tier 1 capital ratio	18.88	17.77	18.21	19.11	18.96
Tier 1 leverage ratio	14.33	13.83	13.82	13.96	12.05

COMMON STOCK AND DIVIDENDS:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Stock Prices:
Close	$17.30	$15.92	$14.68	$14.20	$13.33
High	17.30	16.41	14.91	15.00	13.86
Low	15.15	14.55	12.99	13.10	13.02

Cash dividends declared	$0.06	$0.06	—	—	—

DEPOSITS:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Non-interest-bearing demand	$136,046	$105,251	$117,443	$109,022	$281,227
Interest-bearing NOW	244,173	224,732	227,893	219,457	222,759
Money market	249,133	244,916	248,871	236,285	210,251
Savings	129,482	121,016	123,260	122,783	130,761
Certificates of deposit	378,830	357,496	350,407	356,695	385,947

Total deposits	$1,137,664	$1,053,411	$1,067,874	$1,044,242	$1,230,945

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

LOANS:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
One- to four-family residential real estate	$402,097	$408,206	$404,196	$395,499	$363,952
Multi-family mortgage loans	291,005	289,364	280,238	242,910	236,467
Nonresidential real estate	303,901	282,496	275,418	266,898	271,949
Construction and land loans	78,900	85,761	80,705	74,523	77,070
Commercial loans	76,070	69,702	68,988	64,527	62,977
Commercial leases	127,971	128,062	121,898	92,268	87,427
Consumer loans	4,019	2,041	2,022	1,975	2,391
Other loans (including municipal)	4,959	5,159	5,219	5,492	5,754

Total loans	1,288,922	1,270,791	1,238,684	1,144,092	1,107,987
Loans in process	934	174	2,180	193	604
Net deferred loan origination costs	2,478	2,563	2,541	2,355	2,124
Allowance for loan losses	(11,969)	(11,708)	(11,514)	(10,931)	(10,596)

Loans, net	$1,280,365	$1,261,820	$1,231,891	$1,135,709	$1,100,119

CREDIT QUALITY RATIOS:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Nonperforming Loans and Assets:
Nonperforming loans	$6,440	$3,192	$5,723	$7,280	$6,873
Real estate owned	55	56	153	—	—

Nonperforming assets	$6,595	$3,248	$5,876	$7,280	$6,873

Asset Quality Ratios:
Nonperforming assets to total assets	0.39%	0.20%	0.36%	0.46%	0.38%
Nonperforming loans to total loans	0.50	0.25	0.46	0.63	0.62
Allowance for loan losses to nonperforming loans	185.85	366.79	201.19	150.15	154.17
Allowance for loan losses to total loans	0.93	0.92	0.93	0.95	0.95
Net charge-off ratio	0.03	0.00	(0.02)	0.00	0.03

ALLOWANCE FOR LOAN LOSSES:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Beginning balance	$11,708	$11,514	$10,931	$10,596	$10,941
Allowance of acquired bank	212	—	—	—	—
Provision (credit) for loan losses	156	196	524	334	(264)
Loans charged off	(107)	(2)	(29)	(1)	(82)
Recoveries	—	—	88	2	1

Ending balance	$11,969	$11,708	$11,514	$10,931	$10,596

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SELECTED AVERAGE BALANCES:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Average total assets	$1,688,410	$1,618,258	$1,573,867	$1,607,277	$1,661,506
Average earning assets	1,588,219	1,533,951	1,501,205	1,520,234	1,568,763
Average total loans	1,288,063	1,260,870	1,197,545	1,130,131	1,104,190
Average investment securities	293,301	270,944	291,478	362,141	411,386
Average other earning assets	6,855	2,137	12,182	27,962	53,187
Average interest-bearing deposits	1,006,818	932,918	931,895	957,240	1,161,106
Average total borrowings	190,935	223,359	182,613	191,076	246,861
Average interest-bearing liabilities	1,197,753	1,156,277	1,114,508	1,148,316	1,407,967
Average total stockholders’ equity	339,050	328,652	326,549	324,058	123,714

SELECTED YIELDS AND COST OF FUNDS:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Average earning assets	5.96%	5.81%	5.65%	5.47%	5.14%
Average total loans	6.36	6.21	6.07	6.02	5.78
Average investment securities	4.26	3.97	3.97	3.91	3.69
Average other earning assets	5.02	4.12	3.84	3.26	2.90

Average interest-bearing deposits	2.96	2.69	2.51	2.12	1.79
Average total borrowings	4.00	3.96	3.73	3.67	3.86
Average interest-bearing liabilities	3.13	2.93	2.71	2.38	2.15

Interest rate spread	2.83	2.88	2.94	3.09	2.99
Net interest margin	3.61	3.60	3.63	3.67	3.20

EARNINGS PER SHARE COMPUTATIONS:

	2006		2005
	IIQ	IQ	IVQ	IIIQ	IIQ
Net income	$2,904	$3,140	$2,919	$3,697	$2,821
Less: net income before conversion	—	—	—	—	2,821

Net income available to common stockholders	$2,904	$3,140	$2,919	$3,697	$—

Average common shares outstanding	24,466,250	24,466,250	24,466,250	24,466,250	N.M.
Less: unearned ESOP shares	(1,871,668)	(1,896,134)	(1,920,152)	(1,935,652)	N.M.

Weighted average common shares outstanding	22,594,582	22,570,116	22,546,098	22,530,598	N.M.

Earnings per common share	$0.13	$0.14	$0.13	$0.16	N.M.

N.M. = not meaningful

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or any of its subsidiaries.